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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of ClickSoftware Technologies Ltd. on Form S-8 of our report dated February 9, 2004, appearing in the Annual Report on Form 10-K of ClickSoftware Technologies Ltd. for the year ended December 31, 2003.


Brightman Almagor & Co.
Certified Public Accountants
A Member Firm Of Deloitte Touche Tohmatsu

Tel Aviv, Israel
April 29, 2004